                                                                   Exhibit 10.39



                          REGISTRATION RIGHTS AGREEMENT

                                      among

                           INSTINET GROUP INCORPORATED

                                       and

                                DAVID G. JAMAIL,

                                 DAVID R. BURCH,

                                 OVERUNDER, LLC,

                              JOHN A. MCENTIRE, IV,

                                   JOHN BUNDA,

                                  LAURA HORNE,

                                 CURRIN VAN EMAN

                                       And

                                  SHAYNE YOUNG

                           Dated as of October 1, 2001

                               TABLE OF CONTENTS

                                                                            PAGE
                                  ARTICLE I

                                 DEFINITIONS

    1.1   Defined Terms...................................................    1
    1.2   Interpretation..................................................    5
                                 ARTICLE II

                             REGISTRATION RIGHTS

    2.1   Restrictions on Sale............................................    6
    2.2   Demand Registrations............................................    8
    2.3   Piggyback Registrations.........................................   11
    2.4   Registration Procedures.........................................   13
    2.5   Underwritten Offerings..........................................   16
    2.6   Registration Expenses...........................................   17
    2.7   Indemnification.................................................   17
    2.8   Rule 144........................................................   20
                                 ARTICLE III

                                MISCELLANEOUS

    3.1   Term............................................................   20
    3.2   Injunctive Relief...............................................   20
    3.3   Notices.........................................................   20
    3.4   Successors, Assigns and Transferees.............................   21
    3.5   Governing Law; Submission to Jurisdiction; Appointment of
          Agent for Service of Process....................................   22
    3.6   Headings........................................................   22
    3.7   Severability....................................................   22
    3.8   Amendment; Waiver...............................................   22
    3.9   Counterparts....................................................   23
    3.10  Other Registration Rights.......................................   23

                          REGISTRATION RIGHTS AGREEMENT

            REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of October 1, 2001 by and among Instinet Group Incorporated, a Delaware corporation (the "Issuer") and Overunder, LLC, a Delaware limited liability company ("Overunder"), David G. Jamail, an individual residing in Austin, Texas ("Jamail"), David R. Burch, an individual residing in Austin, Texas ("Burch"), John A. McEntire, an individual residing in Austin, Texas ("McEntire"), John Bunda, an individual residing in Austin, Texas ("Bunda"), Laura Horne, an individual residing in Austin, Texas ("Horne"), Currin Van Eman, an individual residing in Austin, Texas ("Van Eman") and Shayne Young, an individual residing in Austin, Texas ("Young") (each a "Seller" and collectively, the "Sellers") (each Seller and Issuer a "Party" and, collectively, the "Parties").

                                    RECITALS

            A. WHEREAS, the Issuer, the Sellers and certain other parties have entered into an Interest Purchase Agreement dated as of July 23, 2001, as amended as of October 1, 2001 (the "Interest Purchase Agreement") pursuant to which the Sellers will receive, among other consideration, common stock, par value $0.01 per share (the "Instinet Common Stock") of the Issuer, in the amounts set forth in Exhibit A (the "Initial Instinet Stock");

            B. WHEREAS, the Parties acknowledge that Issuer has previously entered into an agreement (the "Reuters Agreement") with Reuters Limited, a company organized under the laws of England and Wales, in which Issuer has agreed to provide registration rights to Reuters Limited and certain of its Affiliates and transferees (the "Reuters Entities"); and

            C. WHEREAS, as an inducement to the Sellers to enter into the Interest Purchase Agreement, the Issuer has agreed to provide the registration rights set forth in this Agreement and as an inducement to the Issuer to enter into the Interest Purchase Agreement, the Sellers have agreed to the transfer restrictions set forth in this Agreement.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

            "Adverse Disclosure" means public disclosure of material non-public information, which disclosure in the good faith judgment of the chief executive officer or chief financial officer of the Issuer after consultation with counsel to the Issuer (i) would be required to be made in any Registration Statement so that such Registration Statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing of such Registration Statement and (iii) the Issuer has a bona fide business purpose for not disclosing publicly.

            "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlled by, controlling or under common control with, such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of securities, by contract or otherwise.

            "Agreement" means this Registration Rights Agreement.

            "Bunda" shall have the meaning set forth in the preamble.

            "Burch" shall have the meaning set forth in the preamble.

            "Business Day" means any day other than Saturday, Sunday or any day on which banking institutions are authorized or obligated by law or executive order to be closed in New York.

            "Closing Date" shall have the meaning set forth in the Interest Purchase Agreement.

            "Demand Notice" shall have the meaning set forth in Section 2.2(a).

            "Demand Period" shall have the meaning set forth in Section 2.2(d).

            "Demand Purchase Date" shall have the meaning set forth in Section 2.1(c).

            "Demand Registration" shall have the meaning set forth in Section 2.2(a).

            "Demand Registration Statement" shall have the meaning set forth in
Section 2.2(a).

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

            "Holder" or "Holders" means (i) as of the Closing Date, any Seller or Sellers other than McEntire, and (ii) as of the Second Closing Date, any Seller or Sellers, in each case together with any of their respective permitted assignees or transferees to whom any Holder may Transfer registration rights in accordance with Section 3.4.

            "Horne" shall have the meaning set forth in the preamble.

            "Initial Instinet Stock" shall have the meaning set forth in the recitals.

            "Instinet Common Stock" shall have the meaning set forth in the recitals.

            "Instinet Daily Price" shall have the meaning set forth in the Interest Purchase Agreement.

            "Instinet IPO" means the initial public offering of the Issuer consummated on May 23, 2001.

            "Interest Purchase Agreement" shall have the meaning set forth in the recitals.

            "IPO Lock-up Period" shall have the meaning set forth in Section 2.1(a).

            "Issuer" shall have the meaning set forth in the preamble and shall include the Issuer's successors by merger, acquisition, reorganization or otherwise.

            "Jamail" shall have the meaning set forth in the preamble.

            "Loss" or "Losses" shall have the meaning set forth in Section
2.7(a).

            "McEntire" shall have the meaning set forth in the preamble.

            "NASD" means the National Association of Securities Dealers, Inc.

            "Offered Shares" shall have the meaning set forth in Section 2.1(c).

            "Other Holders" shall have the meaning set forth in Section 2.3(b).

            "Overunder" shall have the meaning set forth in the preamble.

            "Party" and "Parties" shall have the meanings set forth in the preamble.

            "Permitted Transferee" means any transferee of Initial Common Stock pursuant to a Permitted Transfer.

            "Person" means any individual, firm, limited liability company or partnership, joint venture, corporation, joint stock company, trust or unincorporated organization, incorporated or unincorporated association, government (or any department, agency or political subdivision thereof) or other entity of any kind.

            "Permitted Transfers" means:

            (a) any transfer of Initial Instinet Stock from one Party to another Party;

            (b) a transfer to a nominee or fiduciary holding for the sole benefit of a Party and the transfer by such a nominee or fiduciary to such Party;

            (c) in the case of an individual Seller, a transfer to a parent, spouse or child of such Seller or to a trust the sole beneficiaries of which consists of the parents, the spouse or the children of such Seller; or

            (d)   a transfer to an Affiliate of a Party.

            "Piggyback Notice" shall have the meaning set forth in Section
2.3(a).

            "Piggyback Purchase Date" shall have the meaning set forth in
Section 2.1(c).

            "Piggyback Registration" shall have the meaning set forth in Section 2.3(a).

            "Prospectus" means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus and all material incorporated by reference in such prospectus.

            "Registrable Securities" means any shares of the Initial Instinet Stock owned by Holders and any stock or other securities into which or for which such Initial Instinet Stock may hereafter be changed, converted or exchanged and any other shares or securities issued to Holders in respect of such Initial Instinet Stock (or such shares or other securities into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event; provided, however, that shares of Initial Instinet Stock placed in escrow in accordance with the Interest Purchase Agreement shall not be Registrable Securities for so long as they are in escrow unless the Sellers are permitted by the Interest Purchase Agreement to replace such Initial Instinet Stock with cash and in the relevant Registration Notice undertake to do so during the effectiveness of the applicable Registration Statement; and provided, further, that any securities that are Registrable Securities shall cease to be "Registrable Securities" to the extent (i) a Registration Statement with respect to their sale has been declared effective under the Securities Act and they have been disposed of pursuant to such Registration Statement, (ii) they have been distributed pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (iii) they have become eligible to be sold pursuant to Rule 144(k) under the Securities Act.

            "Registration" means a registration of the Issuer's securities for sale to the public under a Registration Statement.

            "Registration Effective Date" shall have the meaning set forth in
Section 2.1(c).

            "Registration Notice" shall have the meaning set forth in Section 2.1(c).

            "Registration Statement" means any registration statement of the Issuer filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

            "SEC" means the Securities and Exchange Commission.

            "Second Closing Date" shall have the meaning set forth in the Interest Purchase Agreement.

            "Securities Act" means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

            "Seller" shall have the meaning set forth in the preamble.

            "Trading Allowance" shall have the meaning set forth in Section 2.1(b).

            "Transfer" shall have the meaning set forth in Section 2.1(a).

            "Underwritten Offering" means a registration in which securities of the Issuer are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public.

            "Van Eman" shall have the meaning set forth in the preamble.

            "Young" shall have the meaning set forth in the preamble.

            1.2   Interpretation. In this Agreement:

            (a) the Table of Contents and headings are for convenience only and shall not affect the interpretation of this Agreement;

            (b) unless otherwise specified, references to Articles, Sections, clauses, Schedules and Exhibits are references to Articles, Sections and clauses of, and Schedules and Exhibits to, this Agreement;

            (c) references to any document or agreement, including this Agreement, shall be deemed to include references to such document or agreement as amended, supplemented or replaced from time to time in accordance with its terms and (where applicable) subject to compliance with the requirements set forth therein;

            (d) references to any party to this Agreement or any other document or agreement shall include its successors and permitted assigns;

            (e) whenever in this Agreement, a contract or instrument is referred to as "enforceable," such statement shall be deemed to be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity;

            (f) the words "include", "includes" and "including" are not limiting and are deemed to be followed by the words "without limitation;"

            (g) neutral pronouns and variations thereof shall be deemed to include the feminine and masculine and neuter form;

            (h) all terms used in the singular shall be deemed to include the plural and vice versa as the context may require; and

            (i) unless the context requires otherwise, derivative forms of any capitalized term defined herein shall have a comparable meaning to that of such term.

                                   ARTICLE II

                               REGISTRATION RIGHTS

            2.1   Restrictions on Sale.

            (a) For a period of 180 days after the Instinet IPO (the "IPO Lock-up Period"), each Holder agrees not to (i) offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly ("Transfer"), or file with the SEC, a registration statement under the Securities Act relating to, any shares of Initial Instinet Stock or securities convertible into or exchangeable or exercisable for Instinet Common Stock or (ii) publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, in each case without the prior written consent of the Issuer.

            (b) For a period commencing at the expiration of the IPO Lock-up Period and ending 2 years from the Closing Date, each Holder agrees not to Transfer any shares of Initial Instinet Stock except (x) Permitted Transfers (provided that the permitted transferee agrees in writing to be bound by the terms of this Agreement), (y) as otherwise permitted in this Section 2.1(b) or
(z) with Issuer's prior written consent.

                  (i) Subject to the provisions of Section 2.1(c), for a period commencing at the expiration of the IPO Lock-up Period and ending 2 years after the Closing Date, each Holder may Transfer any Registrable Securities owned by such Holder pursuant to an effective Registration Statement.

                  (ii) In addition to transfers permitted by Section 2.1(b)(i), after the date that is the first anniversary of the Closing Date, each Seller may Transfer up to 37,500 shares of Initial Instinet Stock in any week; provided that such Transfers are made in accordance with Rule 144 of the Securities Act or otherwise to the extent exemption from registration under the Securities Act is available. Shares of such Seller's Initial Instinet Stock that may be transferred pursuant to this Section 2.1(b)(ii) shall be the "Trading Allowance." Anything herein to the contrary notwithstanding, the Trading Allowance limitations set forth above shall not apply to transactions permitted under the definition of "Permitted Transfer."

            (c) Issuer Right of First Refusal. (i) On or before the second anniversary of the Closing Date and upon receipt of a Demand Notice or Piggyback Notice (each a "Registration Notice") indicating any Holder's intent to sell part or all of such Holder's Initial Instinet Stock (the "Offered Shares") pursuant to an effective Registration Statement as provided for in Section 2.2 or 2.3 of this Agreement, Issuer shall have the exclusive right and option to purchase such Holder's Offered Shares, exercisable by notifying such Holder at any time during a period of 5 Business Days from Issuer's receipt of the applicable Registration Notice.

                  (ii) If, after receipt of a Demand Notice, Issuer elects to purchase all of such Holder's Offered Shares, such Holder shall sell, and Issuer shall purchase, all of such Offered Shares on a day that is no later than 3 Business Days following the date of Issuer's election (the "Demand Purchase Date"). On the Demand Purchase Date, Issuer shall deliver payment, in immediately available funds, equal to (x) the price per share equal to the volume weighted average (rounded to the nearest 1/1,000) of the Instinet Daily Price for the 7 Nasdaq trading days prior to the date of such Demand Notice multiplied by (y) the number of Offered Shares being purchased.

                  (iii) If, after receipt of a Piggyback Notice related to an Underwritten Offering, Issuer elects to purchase all of such Holder's Offered Shares, such Holder shall sell, and Issuer shall purchase, all of such Offered Shares on the date of the completion of the distribution of shares under such Underwritten Offering (the "Piggyback Purchase Date"). On the Piggyback Purchase Date, Issuer shall deliver payment, in immediately available funds, equal to (x) the price per share equal to the offering price per share under the Underwritten Offering multiplied by (y) the number of Offered Shares being purchased. Issuer's obligation to purchase the Offered Shares under this paragraph 2.1(c)(iii) is subject to the completion of the distribution of shares under the applicable Underwritten Offering.

                  (iv) If, after receipt of a Piggyback Notice related to an offering that is not an Underwritten Offering, Issuer elects to purchase all of such Holder's Offered Shares, such Holder shall sell, and Issuer shall purchase, all of such Offered Shares on a day that is no later than 3 Business Days following the date (the "Registration Effective Date") on which the Registration Statement is declared effective. On such date, Issuer shall deliver payment, in immediately available funds, equal to (x) the price per share equal to the volume weighted average (rounded to the nearest 1/1,000) of the Instinet Daily Price for the 7 Nasdaq trading days prior to the Registration Effective Date multiplied by (y) the number of Offered Shares being purchased.

            (d) Black-out Periods for Holders. In the event of a Registration by the Issuer, the Holders of Registrable Securities agree, if requested by the Issuer (or, in the case of an Underwritten Offering, by the managing underwriter or underwriters) not to effect any public sale or distribution (including any sale pursuant to Rule 144 under the Securities Act) of any securities (except, in each case, as part of the applicable Registration, if permitted) which are the same as or similar to those being registered in connection with such Registration, or which are convertible into or exchangeable or exercisable for such securities, during the period beginning 7 days before, and ending 90 days (or such lesser period as may be permitted by the Issuer or such managing underwriter or underwriters) after, the effective date of the Registration Statement filed in connection with such registration (or the commencement of the offering to the public of Issuer securities in the case of Rule 415 offerings), to the extent such Holders are timely notified in writing by the Issuer or the managing underwriter or underwriters.

            (e) Black-out Period for the Issuer and Others. In the case of a Registration of Registrable Securities pursuant to Section 2.2, the Issuer agrees, if requested by the Holders of a majority of the Registrable Securities to be sold pursuant to the such Registration (or, in the case of an Underwritten Offering, by the managing underwriter or underwriters in such Underwritten Offering), not to effect any public sale or distribution of any securities (except, in each case, as part of the applicable Registration, if permitted) which are the same as or similar to those being registered, or which are convertible into or exchangeable or exercisable for such securities, during the period beginning 7 days before, and ending 90 days (or such lesser period as may be permitted by such holders or such underwriter or underwriters) after, the effective date of the Registration Statement filed in connection with such Registration, to the extent the Issuer is timely notified in writing by the Holders of a majority of Registrable Securities covered by such Registration Statement or the managing underwriter or underwriters. Notwithstanding the foregoing, the Issuer may effect a public sale or distribution of securities of the type described above and during the periods described above if the same (A) is made pursuant to a registration on Form S-4 or S-8 or any successor form to such forms, (B) as part of any registration of securities for offering and sale to employees or directors of the Issuer pursuant to any employee stock plan or other employee benefit plan arrangement or (C) as part of a registration of securities issued solely in an acquisition or business combination.

            2.2   Demand Registrations.

            (a) Demand by Holders. (i) At any time and from time to time, a Holder or Holders may make a written request to the Issuer (a "Demand Notice") to use commercially reasonable efforts to register (a "Demand Registration") all or part of the Registrable Securities held by it; provided, however, that (A) the Issuer shall not be required to make a Demand Registration if the estimated market value of the Registrable Securities to be so registered is less than $10 million in the aggregate and (B) the Issuer shall not be required to file a Demand Registration Statement prior to November 23, 2001. Each request for a Demand Registration shall specify the aggregate amount of Registrable Securities to be registered and the intended methods of disposition thereof.

                  (ii) Promptly following receipt of any Demand Notice, the Issuer shall deliver written notice of such request to all other Holders of Registrable Securities. Thereafter, the Issuer shall include in such Demand Registration any additional Registrable Securities which the Holder or Holders thereof have requested in writing be included in such Demand Registration; provided that all requests therefor have been received by the Issuer within fifteen (15) Business Days of the Issuer's having sent the applicable notice to such Holder or Holders. All such requests shall specify the aggregate amount of Registrable Securities to be registered and the intended method of distribution of the same and all such Holders shall be deemed to have jointly issued the Demand Notice.

                  (iii) Subject to Section 2.2(a)(i)(B), as promptly as practicable following receipt of a request for a Demand Registration, the Issuer shall file a Registration Statement relating to such Demand Registration (the "Demand Registration Statement") and shall use its reasonable best efforts to cause such Registration Statement promptly to be declared effective under the Securities Act and the securities or "Blue Sky" laws of each state and other jurisdiction of the United States as any Holder of Registrable Securities being registered under such Registration or any underwriter, if any, reasonably requests in a manner consistent with Issuer's obligations under Section 2.4(a)(ix) of this Agreement.

            (b) Limitation on Demand Registrations. In no event shall Issuer be required to effect more than two Demand Registrations.

            (c) Demand Withdrawal. In the event that a Demand Registration is requested under this Section and a Holder later determines not to sell its Registrable Securities in connection with the Registration requested, then prompt notice shall be given by such Holder to the Issuer that the Registration requested with respect to such Holder is no longer required and that the request is thereby withdrawn. Upon receipt of such notice, the Issuer shall cease all efforts to secure Registration with respect to such Holder and shall take all action necessary and reasonably practicable to prevent the commencement of effectiveness for any Registration Statement with respect to such Holder that it is preparing or has prepared in connection with the withdrawn request. Such Registration shall be deemed a Demand Registration for purposes of Section 2.2(b) above, unless all participating Holders have withdrawn and (i) the withdrawing Holders shall have paid or reimbursed the Issuer for all of the reasonable out-of-pocket fees and expenses incurred by the Issuer in connection with the Registration of such withdrawn Registrable Securities or (ii) the withdrawal was caused by a breach by the Issuer of this Agreement.

            (d) Effective Registration. The Issuer shall be deemed to have effected a Demand Registration if the Demand Registration Statement is declared effective by the SEC and remains effective for a period (the "Demand Period") not less than 90 days (or such shorter period as will terminate when all Registrable Securities covered by such Demand Registration Statement have been sold or withdrawn) or such longer period as in the opinion of counsel for the underwriter or underwriters a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer. No Demand Registration shall be deemed to have been effected if (i) during the Demand Period such registration is terminated by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court or
(ii) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Registration are not satisfied by reason of a wrongful act, misrepresentation or breach of an applicable underwriting agreement or this Agreement by the Issuer.

            (e) Suspension of Registration. If the filing, initial effectiveness or continued use of a Demand Registration Statement at any time would require the Issuer to make an Adverse Disclosure or would require the inclusion in such Demand Registration Statement of financial statements that are unavailable to the Issuer for reasons beyond the Issuer's control, the Issuer may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Demand Registration Statement for the shortest possible period of time determined in good faith by the Issuer to be necessary for such purpose. In the event the Issuer exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to the Demand Registration in connection with any sale or offer to sell Registrable Securities and agree not to disclose to any other Person the fact that the Issuer has exercised such rights or any related facts. The Issuer shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 2.2(e). If a Holder is required to suspend the use of a Prospectus pursuant to this Section 2.2(e), the applicable Demand Period shall be extended by the same number of days as the days such use is suspended.

            (f) Underwritten Offering. If the Holders of not less than a majority of the Registrable Securities requesting a Demand Registration so elect, such offering shall be in the form of an Underwritten Offering. In the event of an Underwritten Offering, the Issuer shall select an internationally recognized investment bank as underwriter, and such selection shall be subject to the written consent of the Holders of not less than a majority of the Registrable Securities to be included in such offering, which consent may not be unreasonably withheld.

            (g) Priority of Securities Registered Pursuant to Demand Registrations. If the managing underwriter or underwriters of a proposed Underwritten Offering of a class of Registrable Securities included in a Demand Registration (or, in the case of a Demand Registration not being underwritten, the Issuer) informs the Holders of such Registrable Securities in writing that, in its or their opinion, the number of securities of such class requested to be included in such Demand Registration (including securities of the Issuer for its own account or for the account of other Persons which are not Holders of Registrable Securities) exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the offering and sale of the Registrable Securities then contemplated by any Holder or in the market for Instinet Common Stock, the Issuer shall include in such registration:

                  (i) first, (A) Registrable Securities sought to be included therein by the Holders pursuant to the exercise of their demand registration rights and (B) securities sought to be included in such Registration by any of the Reuters Entities. If such number is less than the full number of such Registrable Securities and securities of such Reuters Entities sought to be included, such number shall be allocated 66.67% among the Holders and 33.33% among the Reuters Entities (provided that (x) if such number of securities allocated to the Holders is less than the full number of Registrable Securities requested to be included, such number shall be allocated pro rata among Holders of Registrable Securities on the basis of the number of Registrable Securities then held by each such Holder (unless otherwise agreed by the Holders) and (y) any number of securities in excess of the request of the Reuters Entities pursuant to clause (B) above shall be reallocated among the requesting Holders in a like manner). In the event that less than all of such Registrable Securities may be included in such offering, any Holder may withdraw its request for registration of its Registrable Securities under this Section 2.2; and

                  (ii) second, up to the full number of the Registrable Securities (other than Registrable Securities registered pursuant to clause
(i)), if any, in excess of the number of Registrable Securities and securities of Reuters Entities to be sold in such offering pursuant to clause (i) above which, in the good faith view of such investment banking firm, can be sold without so adversely affecting such offering.

                  (iii) Any Registration withdrawn pursuant to Section 2.2(g)(i) by all Holders participating in the Registration shall be deemed not to be a Demand Registration for purposes of Section 2.2(b).

            (h) Registration Statement Form. Registrations under this Section
2.2 shall be on such appropriate registration form of the SEC (i) as shall be selected by the Issuer and (ii) as shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the applicable Holders' requests for such registration.

            (i) Shelf Registration. Once the Issuer has become eligible to file a Registration Statement with the SEC on Form S-3 (or any successor form or other appropriate form under the

Securities Act) for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC), a majority of the Holders may request that Issuer file a Registration Statement on Form S-3; provided that Holders may not request a Demand Registration during the period that such Registration Statement on Form S-3 remains effective; provided further that if (i) Issuer keeps such Registration Statement effective for at least 180 days (excluding any days in which the use of the Prospectus included in the Registration Statement is suspended) and (ii) the Registration Statement covers the full amount of Registrable Securities of the Holders, then Holders shall no longer be able to request a Demand Registration or otherwise exercise their rights under Section 2.2 of this Agreement.

            2.3   Piggyback Registrations.

            (a) Participation. (i) If the Issuer at any time proposes to file a Registration Statement with respect to any offering of its securities for its own account or for the account of any other Persons (other than (A) a registration under Section 2.2, (B) a registration on Form S-4 or S-8 or any successor form to such forms, (C) a registration of securities solely relating to an offering and sale to employees or directors of the Issuer pursuant to any employee stock plan or other employee benefit plan arrangement or (D) a registration of securities issued solely in an acquisition or business combination), then, as soon as practicable (but in no event less than twenty
(20) days prior to the proposed date of filing such Registration Statement), the Issuer shall give written notice of such proposed filing to all Holders and shall offer the Holders of such Registrable Securities the opportunity to register such number of Registrable Securities as each such Holder may request in writing (a "Piggyback Registration"). Subject to Section 2.3(b), the Issuer shall use its best efforts to include in such Registration Statement all such Registrable Securities which are requested to be included therein by written notice from any Holder (the "Piggyback Notice") within 10 days after the receipt by such Holder of Issuer's notice of the proposed filing of the Registration Statement. If at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Issuer shall determine for any reason not to register or to delay registration of such securities, the Issuer may, at its election, give written notice of such determination to each Holder and, (x) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (y) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

                  (ii) If the offering pursuant to a Piggyback Registration is to be an Underwritten Offering, then each Holder making a request for its Registrable Securities to be included therein must, and the Issuer shall make such arrangements with the underwriters so that each such Holder may, participate in such Underwritten Offering on the same terms as the Issuer and other Persons selling securities in such Underwritten Offering. If the offering pursuant to such registration is to be on any other basis, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.3(a) must participate in such offering on such basis.

                  (iii) Each Holder shall be permitted to withdraw all or part of such Holder's Registrable Securities from a Piggyback Registration at any time prior to the fifth calendar day immediately preceding the effective date of such Piggyback Registration; provided, that the Issuer shall be entitled to reimbursement from the Holder of such withdrawn Registrable Securities for any SEC registration fees incurred by the Issuer in connection with the registration of such Registrable Securities.

            (b) Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed Underwritten Offering of Instinet Common Stock included in a Piggyback Registration (or in the case of a Piggyback Registration not being underwritten, the Issuer) informs the Holders seeking to be included in such registration in writing that, in its or their opinion, the total amount or kind of securities which such Holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered in such offering or the market for Instinet Common Stock, then the securities of each class to be included in such registration shall be allocated as follows.

                  (i)   If the Underwritten Offering is on behalf of the Issuer:

                  (A) first, all securities Issuer proposes to sell for its own account;

                  (B) second, all securities proposed to be sold by the Reuters Entities and any other Person who beneficially owns a greater number of shares of Instinet Common Stock than the Reuters Entities beneficially own, in excess of the number of securities to be sold in such offering pursuant to clause (A) above which, in the good faith view of such investment banking firm, can be sold without adversely affecting such offering (and, if such number is less than the full number sought to be registered by the Reuters Entities and such other Persons, such number shall be allocated pro rata on the basis of the number of securities requested to be included therein by the Reuters Entities and such other Persons);

                  (C) third, and only if all the securities referenced in clauses (A) and (B) have been included, the number of Registrable Securities and the amount of Instinet Common Stock held by Holders and other Persons that have a contractual right to participate in such registration that, in the opinion of such underwriter or underwriters, can be sold without having such adverse effect shall be included pro rata on the basis of the number of securities requested to be included therein by such Holders and such other Persons.

                  (ii) If the underwritten offering is made pursuant to the exercise of demand registration rights other than by Holders:

                  (A) first, the number of securities proposed to be sold by such other Persons (the "Other Holders") pursuant to the exercise of their demand registration rights and (if the Other Holders are not Reuters Entities) all securities sought to be included in such registration by the Reuters Entities (and if that number is less than the full number of such Other Holders' securities and Reuters Entities' securities sought to be included, such number shall be allocated 66.67% among the Other Holders and 33.33% among the Reuters Entities); and

                  (B) second, and only if all the securities referenced in clause (A) have been included, the number of Registrable Securities and the amount of Instinet Common Stock held by Holders and other Persons that have a contractual right to participate in such registration that, in the opinion of such underwriter or underwriters, can be sold without having such adverse effect shall be included pro rata on the basis of the number of securities requested to be included therein by such Holders and such Persons.

            2.4   Registration Procedures.

            (a) In connection with the Issuer's registration obligations in this Agreement, the Issuer will, subject to the limitations set forth herein, use its reasonable best efforts to effect any such registration so as to permit the sale of the applicable Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Issuer will:

                  (i) before filing a Registration Statement or Prospectus, or any amendments or supplements thereto and in connection therewith, furnish to the underwriter or underwriters, if any, and to each of the Holders covered by such Registration Statement, copies of all documents prepared to be filed, which documents will be subject to the review of such underwriters and such Holders and their respective counsel and the Issuer will in good faith consider any comments thereon made by the Underwriter or such Holder;

                  (ii) prepare and file with the SEC such amendments or supplements to the applicable Registration Statement or Prospectus as may be (A) reasonably requested by any participating Holder (to the extent such request relates to information relating to such Holder) or (B) necessary to keep such registration effective for the period of time required by this Agreement;

                  (iii) notify the selling Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing, as soon as reasonably practicable after notice thereof is received by the Issuer
(A) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective and when the applicable Prospectus or any amendment or supplement thereto has been filed, (B) of any written comments by the SEC or any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order preventing or suspending the use of any preliminary or final Prospectus or the initiation or threat of any proceedings for such purposes and (D) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

                  (iv) promptly notify each selling Holder and the managing underwriter or underwriters, if any, when the Issuer becomes aware of the happening of any event as a result of which the applicable Registration Statement or Prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the Prospectus and any preliminary Prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC an amendment or supplement to such Registration Statement or Prospectus which will correct such statement or omission or effect such compliance;

                  (v) make every reasonable effort to prevent or obtain at the earliest possible moment the withdrawal of any stop order with respect to the applicable Registration Statement or other order suspending the use of any preliminary or final Prospectus;

                  (vi) promptly incorporate in a Prospectus supplement or post-effective amendment to the applicable Registration Statement such information as the managing underwriter or underwriters, if any, or the Holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                  (vii) furnish to each selling Holder, its counsel and each managing underwriter, if any, without charge, at least one conformed copy of the applicable Registration Statement and any post effective amendment thereto, including financial statements (but excluding all documents incorporated by reference and all exhibits);

                  (viii) deliver to each selling Holder and each managing underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) as such Holder or managing underwriter may reasonably request (it being understood that the Issuer consents to the use of the Prospectus by each of the selling Holders and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus);

                  (ix) on or prior to the date on which the applicable Registration Statement is declared effective, use its reasonable best efforts to register or qualify such Registrable Securities for offer and sale under the securities or "Blue Sky" laws of each state and other jurisdiction of the United States, as any such selling Holder or underwriter, if any, or their respective counsel reasonably requests in writing, and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect so as to permit the commencement and continuance of sales and dealings in such jurisdictions for as long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; provided that the Issuer will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

                  (x) cooperate with the selling Holders and the managing underwriter, underwriters or agent, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends;

                  (xi) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which certificates shall be in a form eligible for deposit with The Depository Trust Company;

                  (xii) obtain for delivery to the selling Holders and to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Issuer dated the effective date of the Registration Statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting agreement, in customary form, scope and substance;

                  (xiii) in the case of an Underwritten Offering, use its reasonable best efforts to obtain for delivery to the Issuer and the underwriter or underwriters, if any, a cold comfort letter from the Issuer's independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

                  (xiv) cooperate with each selling Holder and each underwriter or agent, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

                  (xv) use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make generally available to the Holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the applicable Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

                  (xvi) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

                  (xvii) use its reasonable best efforts to cause all Registrable Securities covered by the applicable Registration Statement to be
(A) listed on each securities exchange on which any of the Issuer's securities of such class are then listed or (B) quoted and on each inter-dealer quotation system on which any of the Issuer's securities of such class are then quoted, in each case, if requested by a selling Holder or the managing underwriter or underwriters, if any;

                  (xviii) make available upon reasonable notice at reasonable times and for reasonable periods for inspection by a representative appointed by the Holders of a majority of the Registrable Securities covered by the applicable Registration Statement, by any managing underwriter or underwriters participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by such selling Holders or any such managing underwriter, all non-confidential, pertinent financial and other records, pertinent corporate documents and properties of the Issuer, and cause all of the Issuer's officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Issuer and to supply all information reasonably requested by any such selling Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility (subject to the entry by each party referred to in this clause (xviii) into customary confidentiality agreements in a form reasonably acceptable to the Issuer);

                  (xix) in the case of an Underwritten Offering of Instinet Common Stock reasonably expected to have a value in excess of $50 million, cause senior executive officers of the Issuer to be available on commercially reasonable terms to meet with existing and potential investors; and

                  (xx) use its reasonable diligence to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

            (b) The Issuer may require each selling Holder of Registrable Securities as to which any Registration is being effected to furnish to the Issuer such information regarding the distribution of such Securities and such other information relating to such Holder and its ownership of the applicable Registrable Securities as the Issuer may from time to time reasonably request. Each Holder agrees to furnish such information to the Issuer and to cooperate with the Issuer as necessary to enable the Issuer to comply with the provisions of this Agreement. The Issuer shall have the right to exclude any Holder that does not comply with the preceding sentence from the applicable Registration.

            (c) Each Holder agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 2.4(a)(iv), such Holder will discontinue disposition of its Registrable Securities pursuant to such Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.4(a)(iv), or until such Holder is advised in writing by the Issuer that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus and, if so directed by the Issuer, such Holder will deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities which are current at the time of the receipt of such notice. In the event that the Issuer shall give any such notice in respect of a Demand Registration, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by Section 2.4(a)(iv) or is advised in writing by the Issuer that the use of the Prospectus may be resumed.

            2.5   Underwritten Offerings.

            (a) Underwriting Agreements. If requested by the underwriters for any Underwritten Offering requested by Holders pursuant to Section 2.2, the Issuer and the Holders of Registrable Securities to be included therein shall enter into an underwriting agreement with such underwriters, such agreement to be reasonably satisfactory in substance and form to the Issuer, the Holders of a majority of the Registrable Securities to be included in such Underwritten Offering and the underwriters, and to contain such terms and conditions as are generally prevailing in agreements of that type, including, without limitation, indemnities by the

Issuer, the participating Holders and the underwriters in favor of the Issuer, the underwriters and the participating Holders, as applicable, which indemnities are no less favorable to the recipient thereof than those provided in Section
2.7. The Holders of any Registrable Securities to be included in any Underwritten Offering pursuant to Section 2.3 shall enter into such an underwriting agreement at the request of the Issuer.

            (b) Price and Underwriting Discounts. In the case of an Underwritten Offering requested by Holders pursuant to Section 2.2, the price, underwriting discount and other financial terms for the Registrable Securities of the related underwriting agreement shall be determined by the Holders of a majority of such Registrable Securities. In the case of any Underwritten Offering pursuant to
Section 2.3, such price, discount and other terms shall be determined by the Issuer, subject to the right of the Holders to withdraw their request to participate in the registration pursuant to Section 2.3(a)(iii) after being advised of such price, discount and other terms.

            (c) Participation in Underwritten Offerings. No Person may participate in an Underwritten Offering unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

            2.6 Registration Expenses. (a) The Issuer shall pay all of the expenses set forth in this paragraph (a) in connection with a registration, under this Agreement, of Registrable Securities. Such expenses are (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or the NASD, (ii) all fees and expenses of compliance with state securities or "Blue Sky" laws, including fees and disbursements of counsel, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) all fees and disbursements of counsel for the Issuer, of all independent certified public accountants of the Issuer and all other Persons retained by the Issuer, (v) Securities Act liability insurance or similar insurance if the Issuer so desires or the underwriter or underwriters, if any, so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or the quotation of the Registrable Securities on any inter-dealer quotation system and (vii) the reasonable fees and expenses of one counsel for the holders of Registrable Securities, selected by the holders of a majority of the Registrable Securities then outstanding, incurred in connection with any registration hereunder. In addition, in all cases the Issuer shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit and the fees and expenses of any Person, including special experts, retained by the Issuer.

            (b) Other than as set forth in Section 2.6(a) and discounts, commissions and transfer taxes attributable to shares of the Issuer or another Person that is not a Holder of a Registrable Security, the Issuer shall not be required to pay any other costs or expenses in the course of the transactions contemplated hereby, including underwriting discounts and commissions and transfer taxes attributable to the sale of Registrable Securities and the fees and expenses of counsel to one or more of the Holders.

            2.7   Indemnification.

            (a) Indemnification by the Issuer. The Issuer agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder and their respective officers, directors and employees and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons from and against any and all losses, claims, damages, liabilities (or actions or proceedings in respect thereof, whether or not such indemnified party is a party thereto) and expenses (including reasonable costs of investigation and legal expenses), joint or several (each, a "Loss" and collectively "Losses"), arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the Issuer shall not be liable to any indemnified party in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Holder, underwriter or other Person selling under the applicable Registration Statement, expressly for use in the preparation thereof; and provided, further, that the Issuer will not be liable to any indemnified party in any case to the extent that any such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any final, preliminary or summary Prospectus if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment or supplement to such Prospectus which has been made available to the Holders and the relevant Holder fails to deliver such Prospectus as so amended or supplemented, if such delivery is required under applicable law or the applicable rules of any securities exchange, prior to or concurrently with the sales of the Registrable Securities to the Person asserting such loss, claim, damage, liability or expense. This indemnity shall be in addition to any liability Issuer may otherwise have.

            (b) Indemnification by the Holders. Each selling Holder agrees (severally and not jointly) to indemnify and hold harmless, to the full extent permitted by law, the Issuer, its directors and officers and each Person who controls the Issuer (within the meaning of the Securities Act and the Exchange
Act) from and against any Losses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement under which such Registrable Securities were registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission had been contained in any information furnished in writing by such selling Holder to the Issuer specifically for inclusion in such Registration Statement. This indemnity shall be in addition to any liability such Holder may otherwise have.

            (c) Conduct of Indemnification Proceedings. (i) Any Person entitled to indemnification under this Section 2.7 shall give notice to the party required to provide indemnification promptly after such indemnified party has actual knowledge that a claim is to be made against the indemnified party as to which indemnity may be sought, and shall permit the indemnifying party to assume the defense of such claim or litigation resulting therefrom and any related settlement and settlement negotiations, subject to the limitations on settlement set forth below; provided, that counsel for the indemnifying party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the indemnified party (whose approval shall not unreasonably be withheld), and the indemnified party may participate in such defense at such party's expense; and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 2.7 to the extent such failure is not materially prejudicial. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent, but such consent may not be unreasonably withheld. Notwithstanding the preceding sentence, the indemnifying party may, at its sole discretion, withhold its consent to any settlement involving the imposition of equitable remedies or involving the imposition of any material obligations on such indemnifying party other than financial obligations for which such indemnified party will be indemnified hereunder.

                  (ii) An indemnified party shall have the right to retain separate counsel, with the reasonable fees and expenses of such counsel being paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel or if the indemnifying party has failed to assume the defense of such action (provided that in no event shall the indemnifying party be responsible for the fees and costs of more than one such additional counsel for all indemnified parties). No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, reasonably satisfactory to the indemnified party, from all liability in respect to such claim or litigation. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

            (d) Contribution. (i) If for any reason the indemnification provided for in the paragraphs (a) and (b) of this Section 2.7 is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by paragraphs (a) and (b) of this Section 2.7, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

                  (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 2.7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 2.7(a) and 2.7(b) hereof without regard to the relative fault of said indemnifying parties or indemnified party.

            2.8 Rule 144. The Issuer will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Issuer is not required to file such reports, it will, upon the request of any Holder of Registrable Securities after the transfer date, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities
Act), and it will take such further action as any Holder may reasonably request, all to the extent reasonably required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Notwithstanding the foregoing, any such sales by Holders pursuant to Rule 144 shall be made subject to Holder's obligations under Section
2.1 of this Agreement.

                                   ARTICLE III

                                  MISCELLANEOUS

            3.1 Term. This Agreement shall terminate with respect to each Holder upon the earlier of (i) the second anniversary of the date hereof or (ii) the date as of which there are no Registrable Securities. The provisions of
Section 2.7 shall survive any termination of this Agreement.

            3.2 Injunctive Relief. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the Parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled (in addition to any other remedy to which it may be entitled in law or in equity) to injunctive relief, including, without limitation, specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

            3.3 Notices. All notices, demands, instructions, waivers, consents or other communications to be provided pursuant to this Agreement shall be in writing, shall be effective upon receipt, and shall be sent by hand, facsimile, air courier or registered mail, return receipt requested, as follows:

            (a) if to Issuer, to:

                  Instinet Group Incorporated
                  3 Times Square
                  New York, New York 10036
                  Attention:  Paul A. Merolla
                  Telephone: (212) 310-7548
                  Facsimile: (212) 593-8040

                  with a copy to:

                  Cleary, Gottlieb, Steen & Hamilton
                  One Liberty Plaza
                  New York, NY  10006
                  Attention:  Yvette Teofan
                  Telephone:  (212) 225-2636
                  Facsimile:  (212) 225-3999

            (b) if to Holders, to:

                  David R. Burch
                  900 River Hills Rd.
                  Austin, Texas 78733
                  Telephone:  (512) 306-1192
                  Facsimile:  (512) 306-1513

                  with a copy to:

                  Vinson & Elkins, L.L.P.
                  1455 Pennsylvania Ave. N.W., Ste 600
                  Washington, DC  20004-1008
                  Attention:  Jay H. Hebert
                  Telephone:  (202) 639-6521
                  Facsimile:  (202) 630-6604

or to such other address as a Party may specify by notice from time to time in writing to the other Parties in the manner specified in this Section 3.3.

            3.4 Successors, Assigns and Transferees. This Agreement shall be binding upon and shall inure to the benefit of the Parties, and their respective successors and permitted assigns. The registration rights of any Holder under this Agreement with respect to any Registrable Securities may not be Transferred or assigned, without the prior written consent of the Issuer, other than an assignment to a Permitted Transferee; provided, that a transfer to an Affiliate shall not relieve the Holder of its obligations hereunder. Any Transfer or assignment made other than as provided in the first sentence of this Section 3.4 shall be null and void.

            3.5 Governing Law; Submission to Jurisdiction; Appointment of Agent for Service of Process.

            (a) THE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each Party hereby irrevocably agrees that any legal action or proceeding against it arising out of this Agreement or the transactions contemplated hereby shall be brought only in the Supreme Court of the State of New York in and for the County of New York or the U.S. District Court for the Southern District of New York, preserving, however, all rights of removal to a federal court under 28 U.S.C. Section 1441. Issuer hereby irrevocably designates, appoints and empowers CT Corporation System, with offices currently at 111 Eighth Avenue, New York, New York 10011 as its lawful agent to receive for and on its behalf service of process in the State of New York in any such action or proceeding. Each Seller hereby irrevocably designates, appoints and empowers Capitol Services, Inc., with offices currently at 40 Colvin Avenue, Suite 200, Albany, New York 12206 as its lawful agent to receive for and on its behalf service of process in the State of New York in any such action or proceeding. Each Party irrevocably consents to the service of process outside the territorial jurisdiction of said courts in any such action or proceeding by mailing copies thereof by registered United States mail, postage prepaid, to its address as specified in or pursuant to this Section 3.5. Any service made on such agent or its successor shall be effective when delivered regardless of whether notice thereof is given to affected Party. If any Person or firm designated as agent hereunder shall no longer serve as agent of such Party to receive service of process in the State of New York, the Party so affected shall be obligated promptly to appoint a successor to so serve; and, unless and until such successor is appointed and the other Parties notified of the same in writing, service upon the last designated agent shall be good and effective. Each Party hereby agrees to at all times maintain an agent to receive service of process in the State of New York pursuant to this Section 3.5. The foregoing provisions of this Section 3.5 shall not affect, limit or prevent any Party from serving process in any other manner permitted by law.

            (b) Each Party irrevocably waives any objection to the venue of the courts designated in Section 3.5 (whether on the basis of forum non conveniens or otherwise), and accepts and submits to the jurisdiction of such courts in connection with any legal action or proceeding against it arising out of or concerning this Agreement.

            3.6 Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

            3.7 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained therein.

            3.8   Amendment; Waiver.

            (a) Subject to the provisions of Section 3.10, this Agreement may not be amended or modified and waivers and consents to departures from the provisions hereof may not be given, except by an instrument or instruments in writing making specific reference to this Agreement and signed by the Issuer and each Holder. Each Holder and its permitted assignees shall be bound by any amendment, modification, waiver or consent authorized by this Section 3.8(a), whether or not such Registrable Securities shall have been marked accordingly.

            (b) The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. Except as otherwise expressly provided herein, no failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder, or otherwise available in respect hereof at law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

            3.9 Counterparts. This Agreement may be executed in any number of separate counterparts and by the Parties hereto in separate counterparts each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

            3.10 Other Registration Rights. Except with respect to registration rights granted by the Issuer prior to the date hereof, without the prior written consent of each of the Holders, the Issuer will not grant any Person (excluding the Holders) any demand or piggyback registration rights with respect to any securities of the Issuer which are more favorable to such Person than the rights granted to the Holders by this Agreement. Notwithstanding the foregoing or any other provisions of this Agreement, the Issuer may add as a "Holder" under this Agreement any Person to whom the Issuer issues or otherwise delivers Instinet Common Stock in connection with the acquisition by the Issuer or any of its Affiliates of assets or equity interests on or prior to the first anniversary of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first written above.

                              INSTINET GROUP INCORPORATED


                               By:
                                  ------------------------------------
                                  Name:
                                  Title:

                                 OVERUNDER, LLC


                               By:
                                  ------------------------------------
                                  Name:       Andrew S. Kershner
                                  Title:      Sole Member



                               ----------------------------------------
                               David G. Jamail


                               ----------------------------------------
                               David R. Burch


                               ----------------------------------------
                               John A. McEntire, IV


                               ----------------------------------------
                               John Bunda


                               ----------------------------------------
                               Laura Horne


                               ----------------------------------------
                               Currin Van Eman


                               ----------------------------------------
                               Shayne Young




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